Securities	12 Months Ended
Dec. 31, 2011
Securities [Abstract]
Securities
(2)	Securities

Securities have been classified according to management's intent. The carrying amount of securities and approximate fair values are as follows (in thousands):

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
At December 31, 2011:
Securities Available for Sale-
Mortgage-backed securities	$29,845	$202	$(1,140)	$28,907

Securities Held to Maturity-
State of Israel bond	$100	$0	$0	$100

At December 31, 2010:
Securities Held to Maturity:
Mortgage-backed securities	$50,957	$130	$(2,348)	$48,739
State of Israel bond	100	0	0	100

	$51,057	$130	$(2,348)	$48,839

The following summarizes sales of securities (in thousands):

	Year Ended December 31,
	2011	2010

Proceeds from sales of securities	$10,961	$44,869

Gross gains from sale of securities	153	1,492
Gross losses from sale of securities	0	(142)

Net gains from sale of securities	$153	$1,350

In June 2011, the Company transferred securities with a book value of approximately $50.5 million from the held to maturity category to the available for sale category. The fair value of the securities was $49.8 million resulting in unrealized losses of approximately $0.7 million. The net unrealized loss was recorded in accumulated other comprehensive loss. Due to this transfer, the Company will be prohibited from classifying securities as held to maturity for a period of two years.

During the year ended December 31, 2010, the Company sold twenty-two securities in order to downsize and deleverage its balance sheet. This action was taken in an effort to comply with a significant increase in the regulatory capital requirements imposed on the Bank under a Consent Order issued by the FDIC and State of Florida Office of Financial Regulation ("OFR") (see Note 14).

Securities with gross unrealized losses at December 31, 2011, aggregated by investment category and length of time that individual securities have been in a continuous loss position, is as follows (in thousands):

	Less Than Twelve Months		Over Twelve Months
	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value

Mortgage-backed securities	$8	$259	$1,132	$13,517

Management evaluates securities for other-than-temporary impairment at least on a quarterly basis, and more frequently when economic or market concerns warrant such evaluation. A security is impaired if the fair value is less than its carrying value at the financial statement date. When a security is impaired, the Company determines whether this impairment is temporary or other-than-temporary. In estimating other-than-temporary impairment ("OTTI") losses, management assesses whether it intends to sell, or it is more likely than not that it will be required to sell, a security in an unrealized loss position before recovery of its amortized cost basis. If either of these criteria is met, the entire difference between amortized cost and fair value is recognized in operations. For securities that do not meet the aforementioned criteria, the amount of impairment recognized in operations is limited to the amount related to credit losses, while impairment related to other factors is recognized in other comprehensive loss. Management utilizes cash flow models to segregate impairments to distinguish between impairment related to credit losses and impairment related to other factors. To assess for OTTI, management considers, among other things, (i) the severity and duration of the impairment; (ii) the ratings of the security; (iii) the overall transaction structure (the Company's position within the structure, the aggregate, near-term financial performance of the underlying collateral, delinquencies, defaults, loss severities, recoveries, prepayments, cumulative loss projections, and discounted cash flows); and (iv) the timing and magnitude of a break in modeled cash flows.

The unrealized losses on ten investment securities were caused by market conditions. It is expected that the securities would not be settled at a price less than the book value of the investments. Because the decline in fair value is attributable to market conditions and not credit quality, and because the Company has the ability and intent to hold these investments until a market price recovery or maturity, these investments are not considered other-than-temporarily impaired.

In evaluating mortgage-backed securities with unrealized losses greater than 12 months, management utilizes various resources, including input from independent third party firms to perform an analysis of expected future cash flows. The process begins with an assessment of the underlying collateral backing the mortgage pools. Management develops specific assumptions using as much market data as possible and includes internal estimates as well as estimates published by rating agencies and other third-party sources. The data for the individual borrowers in the underlying mortgage pools are generally segregated by state, FICO score at issue, loan to value at issue, and income documentation criteria. Mortgage pools are evaluated for current and expected levels of delinquencies and foreclosures, based on where they fall in the prescribed data set of FICO score, geographics, LTV and documentation type, and a level of loss severity is assigned to each security based on its experience. The above-described historical data is used to develop current and expected measures of cumulative default rates as well as ultimate loss frequency and severity within the underlying mortgages. This reveals the expected future cash flows within the mortgage pool. The data described above is then input to an industry recognized model to assess the behavior of the particular security tranche owned by the Company. Significant inputs in this process include the structure of any subordination structures, if applicable, and are dictated by the structure of each particular security as laid out in the offering documents. The forecasted cash flows from the mortgage pools are input through the security structuring model to derive expected cash flows for the specific security owned by the Company to determine if the future cash flows are expected to exceed the book value of the security. The values for the significant inputs are updated on a regular basis.

The key base assumptions for mortgage-backed securities used are in the table below:

At December 31,
	2011		2010

Prepayment rate	9-58	% PSA	12-69	% PSA
Loss severity	2-140%		27-68%
Cumulative default rate	0.51-9.16%		0.81-6.04%
Principal write-down	0-.81%		0-.04%

Loss severity rates are estimated based on collateral characteristics for single family first mortgages.

Available-for-sale securities measured at fair value on a recurring basis are summarized below (in thousands):

		Fair Value Measurements Using
	Fair Value	Quoted Prices In Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
At December 31, 2011-
Mortgage-backed securities	$28,907	0	28,907	0

During the years ended December 31, 2011 and 2010, no securities were transferred in or out of Level 1, Level 2 and Level 3.